SEL-212: SELECTIVE MITIGATION OF ANTI-DRUG ANTIBODIES AGAINST PEGSITICASE TO FRI0234 CONTROL SERUM URIC ACID IN GOUT PATIENTS WITH HYPERURICEMIA Earl Sands1, Alan Kivitz2, Lloyd Johnston1, Wesley DeHaan1, Takashi Kei Kishimoto1 1Selecta Biosciences, Watertown, Massachusetts, USA; 2Altoona Center for Clinical Research, Altoona, Pennsylvania, USA Abstract SEL-212 for Chronic, Severe Gout Conclusions Background: We previously reported initial Phase 2 study results for gout patients treated with SEL-212, a novel Unmet Medical Needs in Chronic Severe Gout SEL-212 Clinical Development Plan SEL-212 Phase 1b Single Ascending Dose Trial combination treatment comprised of pegsiticase (pegylated uricase) co-administered with a synthetic vaccine particle Three-month data with SEL-212 shows: encapsulating rapamycin (SVP-Rapamycin). SEL-212 was well-tolerated, mitigated the formation of anti-drug • Persistent reduction in serum Uric Acid levels (sUA) Pegsiticase SVP-Rapamycin antibodies (ADAs), and enabled sustained control of serum uric acid (sUA) levels in most subjects. Here we update DETERMINATION OF DOSE REGIMEN TO TAKE INTO PHASE 3 PHASE 3 PROGRAM WITH DEFINED DOSE REGIMEN % Patient sUA • Mitigation of ADAs enabling repeat < 6mg/dL at Day 30 1 0 data for treatment cohorts involving higher SVP-Rapamycin dose levels. 8 N = 5 dosing and sustained serum uric acid • Ability to complete full therapy cycles Phase 1 a 6 Phase 2 Dose Ranging 0.4 mg/kg 4 20% Dose Finding 2 0 1 0 control: ~81% of patients with sUA <6 Objectives: To assess the tolerability and impact on sUA levels and ADA formation of escalated doses of SEL-212, Pegsiticase Five monthly injections; 6 Monthly Combination Injections of SEL-212 8 N = 5 • Monthly dosing 0.03 mg/kg 6 (N= 22) including 5-combo doses 4 0% 0.4 mg/kg 2 designed to be the first non-immunogenic uricase therapy for refractory gout. 0 mg/dl Matrix approach to find best 1 0 • Gout flare reduction 0.1 mg/kg 8 N = 10 doses of the two components: 6 Phase 1 b 4 70% 0.4 mg/kg 2 Methods: Patients with symptomatic gout (≥1 tophus, gout flare within 6 months or gouty arthropathy) and elevated Dose Finding • SVP-Rapamycin 0 • Low flare rate in the first month : 33% 1 0 • Elimination of tophi Primary Clinical Endpoint: 8 N = 5 Pegsiticase Dose Single 0.15 mg/kg sUA (≥6mg/dL) were enrolled to SEL-212 treatment (N=6-20 pts/cohort) of fixed doses of pegsiticase (0.2 mg/kg or 0.4 SVP-Rapamycin +/- • 6 Serum uric acid < 6 mg/dl 4 100% pegsiticase 0.4 mg/kg 2 for new SEL-212 Cohorts; 27% for all (Planned N ~ 150) 0 (N= 63) measured at month 3 and 6 (mg/dL) Acid Uric Serum mg/kg) alone or co-administered with SVP-Rapamycin (0.05, 0.08, 0.1, 0.125, and 0.15 mg/kg). SEL-212 was infused in 1 0 • Avoidance of “off-label” and global immunosuppressive 0.3 mg/kg 8 N = 5 6 SEL-212 Cohorts in the trial 28-day cycles x3 doses followed by challenge with pegsiticase alone on 28-day cycles x2 doses. ADAs and sUA were 4 100% therapies 0.4 mg/kg 2 0 assessed at baseline and 7, 14, 21, and 28 days after each dose to Day 140. Safety was monitored continuously. 0 7 14 21 30 Days • Less frequent dosing: Monthly compared • Potential to re-treat patients Current Stage of Development Results: As previously reported, 5 of 6 patients dosed with pegsiticase alone developed ADAs after a single dose, to weekly/bi-weekly dosing for FDA- correlating with loss of sUA control by 28 days. The addition of SVP-Rapamycin to pegsiticase showed a dose- dependent inhibition of ADAs, enabling prolonged control of sUA levels. Here we show that ~81% of evaluable patients approved uricase treated with 0.125 or 0.15 mg/kg SVP-Rapamycin combined with 0.2 or 0.4 mg/kg pegsiticase maintained sUA levels <6mg/dL through 12 weeks after 3 monthly combination treatments. These results also suggest that extending Ongoing Phase 2 Clinical Trial treatment to 5 doses of SVP-Rapamycin and pegsiticase may enable more subjects to complete the 5 month treatment with sustained reductions in sUA. In addition to mitigating immunogenicity, patients treated with SVP-Rapamycin 0.15 mg/kg SVP-Rapa + 0.4 mg/kg Pegsiticase experienced a low rate of gout flares, with less than 27% of patients experiencing flares during the first month after SEL-212/201 clinical trial design 0.15 mg/kg SVP-Rapa + 0.2 mg/kg Pegsiticase treatment, despite a profound drop in sUA level, and continued reduction was observed during months 2-5. SEL-212 Next Steps Study description 0.15 0.15 0.15 0 0 SVP-Rapamycin 0.15 0.15 0.15 0 0 SVP-Rapamycin has been generally well tolerated at clinically active dose levels and infusion reactions observed with repeat dosing Patient 0.2 0.2 0.2 0.2 0.2 Pegsiticase Patient 0.4 0.4 0.4 0.4 0.4 Pegsiticase 1 0 1 0 5 • Evaluate the safety, pharmacokinetics, 1 0 1 0 5 8 were reduced with increasing doses of SVP-Rapamycin. 4 8 1 0 4 6 6 1 0 117-0003 4 3 111-0012 1 0 4 1 0 3 2 2 pharmacodynamics and immunogenicity of repeated 2 0 1 0 0 1 0 2 1 0 1 0 5 1 0 1 0 5 • 5-monthly SEL-212 combination doses have 8 8 4 4 Conclusions: SEL-212 has been well tolerated, mitigated immunogenicity, and sustained control of sUA levels. 1 0 6 1 0 monthly IV infusions of SEL-212 in patients with 6 111-0013 106-0086 4 3 4 3 1 0 1 0 2 2 2 0 1 0 2 0 1 0 5 5 1 2 1 0 potential to extend efficacy over entire treatment 1 0 1 0 Escalation of the SVP-Rapamycin component of SEL-212 to 0.15 mg/kg enhances sUA and ADA suppression. Patients symptomatic gout and elevated serum uric acid (sUA) 1 0 8 8 1 0 4 1 0 4 6 111-0015 6 111-0018 4 1 0 3 4 3 1 0 2 2 levels (>6 mg/dL) 0 1 0 2 2 treated with SEL-212 experienced a low rate of gout flares. Additional cohorts of patients are currently being dosed to 5 0 1 0 period 1 0 1 0 5 1 0 1 0 8 1 0 4 8 Anti 4 6 ) 6 1 0 110-0028 Anti 110-0034 ) 4 1 0 3 th receive 5 monthly combination treatments of SEL-212. 4 1 0 3 2 • Cohorts of patients administered three q28 day IV 2 0 1 0 2 • Patient cohorts are now receiving their 4 of 5 0 1 0 2 1 0 1 0 5 dL 5 8 1 0 1 0 4 dL 1 0 8 6 4 - 106-0079 1 0 4 3 infusions of 0.2 or 0.4 mg/kg pegsiticase in combination 6 1 0 - 2 106-0092 Uricase Antibody Titer 4 3 1 0 0 1 0 2 Uricase Antibody Titer monthly doses of SEL-212 combination therapy 2 1 0 1 0 5 0 1 0 2 8 with ascending doses of SVP-Rapamycin followed by two 5 4 1 0 1 0 6 1 0 8 107-0021 1 0 4 4 1 0 3 106-0093 6 2 2 • Data from patients receiving 5 monthly doses of 4 1 0 3 0 1 0 q28 day IV infusions of 0.2 or 0.4 mg/kg pegsiticase alone 5 2 1 0 1 0 2 0 1 0 8 4 1 0 1 0 5 103-0028 6 1 0 8 4 3 4 1 0 6 1 0 2 SEL-212 to be presented at medical conference 102-0024 2 4 3 0 1 0 • Monitored for safety, uric acid levels, uricase 1 0 5 2 1 0 1 0 2 8 0 1 0 4 6 1 0 1 0 1 0 5 115-0002 Background 4 3 8 1 0 4 in Q3 pharmacodynamic activity, and anti-uricase-antibodies 2 6 1 0 104-2021 0 1 0 2 4 3 1 0 1 2 1 0 5 2 1 0 (ADAs) 0 1 0 2 8 1 0 4 5 115-0005 6 1 0 1 0 4 1 0 3 • Phase 3 program expected to begin in 2018 8 2 1 0 4 104-2026 6 0 1 0 2 5 4 A 3 1 0 1 0 1 0 2 8 1 0 4 • Male or female subjects ages 21 to 75 inclusive 0 1 0 2 107-0017 6 1 0 1 0 5 4 A 1 0 3 Pegsiticase 2 SVP-Rapamycin 8 4 2 6 1 0 0 1 0 103-0022 D 5 A 1 0 1 0 4 3 1 0 8 2 1 0 4 2 6 • Patients with established or symptomatic gout (≥1 tophus, (mg/ Acid Uric Serum 0 1 0 106-0073 Serum Uric Acid (mg/ Acid Uric Serum 4 A 1 0 3 2 • SVP-Rapamycin is a biodegradable 2 Pegsiticase • Uricases have been shown to be very effective in SVP-Rapamycin ≥ 1 gout flare in last 6 months, or chronic gouty 0 1 0 significantly reducing serum uric acid levels in patients nanoparticle that encapsulates rapamycin, arthropathy) with hyperuricemia (> 6mg/dL sUA) 1 0 1 0 5 8 an mTOR inhibitor E 4 5 SEL-212 PHASE 3 PROGRAM Rapamycin 1 0 1 0 1 0 6 with chronic severe gout 3 8 106-0084 4 4 1 0 1 0 2 6 2 110-0026 4 3 0 1 0 G 1 0 • Current cohorts 2 1 0 1 0 5 • Intravenous injection of SVP-Rapamycin • Average sUA at enrollment/screening: 8.2 mg/dL 0 1 0 2 8 5 • Uricases are highly immunogenic, compromising their 1 0 4 1 0 1 0 6 Monthly Combination Injections of SEL-212 6 F 8 of patients 4 103-0025 4 1 0 3 6 1 0 results in selective accumulation in the 2 106-0077 4 3 2 F 1 0 safety and efficacy 0 1 0 2 against Placebo 5 receiving 5 PLA, PLA-PEG 2 1 0 1 0 0 1 0 spleen and liver, where it is endocytosed by 8 1 0 1 0 5 4 6 1 0 8 D 1 0 4 4 3 6 combination 111-0019 1 0 110-0030 • Pegsiticase is a pegylated uricase enzyme that is being 2 4 F 1 0 3 dendritic cells (DC) and macrophages 2 0 1 0 2 0 1 0 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 doses of SEL-212 developed in combination with SVP-Rapamycin to Clinicaltrials.gov NCT02959918 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 • SVP-Rapamycin is designed to be co-administered with biologic drugs to mitigate its immunogenicity Week Week • Phase 3 trial prevent the formation of ADAs through the induction of immune expected to begin tolerance and thus enable sustained therapeutic activity of the biologic in 2018 Primary Clinical Endpoint: A Stopping rules met D Withdrawn due to protocol deviation E Discontinuation due to infusion reaction F Withdrawal of Consent G SAE; non-study drug related Serum uric acid < 6 mg/dl measured at month 3 and 6 SEL-212 Additional proposed studies include: Sustained Reduction of sUA with Monthly Dosing of SEL-212 Total Gout Flares by Month in Phase 2 Safety • Head to Head vs. pegloticase • SEL-212 is a combination drug comprised of pegsiticase and Spleen • Pegloticase treatment failures SVP-Rapamycin Pegsiticase + SVP-Rapamycin • SEL-212 has been generally well tolerated at clinically Induction of • The co-administration of SVP-Rapamycin and pegsiticase is tolerogenic Dendritic cell SEL-212 active doses following >380 administrations designed to induce the formation of regulatory T cells that dendritic cells 1 0 0 Pegsiticase 6 0 • Seventeen SAEs reported in the ongoing Phase 2 trial: prevent the formation of ADAs against pegsiticase and enable 81% (22/27) 5 0 0.2 or 0.4 mg/kg sustained reduction of serum uric acid (sUA) levels • Nine were reported not to be or unlikely to be related to study SVP-Rapamycin 5 0 Acknowledgements 0.125 or 0.15 mg/kg 4 0 drug Mitigation of Helper T cell Naïve T cell Prevention 2 7 • Eight infusion reactions: Immunogenicity 0 1 9 Naïve T cell B cell of ADAs 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 % Pts. SUA mg/dL<6 Pts. % SUA • We thank all of the patients that participated in with Tolerogenic 2 0 1 4 • Four in cohorts receiving pegsiticase alone or Nanoparticles  Week pegsiticase in combination with the lowest dose of SVP- Regulatory SVP-Rapamycin Pegsiticase 6 these clinical trials. We are very grateful to the T cell Pegsiticase 3 Patients evaluable at 12 weeks who w/Flare of Patients% Rapamycin, as anticipated 0 1 0 0 received a full first dose and clinical trial site investigators, their staff and the completed treatment cycle 1 1 1 2 3 4 5 month • Two due to protocol deviations related to dosing errors Immune tolerance mediated Pegsiticase entire Selecta SEL-212 project team Pegsiticase • Two during a repeat dose of SEL-212 in higher (0.1 – by regulatory T cells Alone SEL-212 0.2 or 0.4 mg/kg 5 0 0.15 mg/kg) dose cohorts 17% • None occurred after treatment period 2 0 % Pts. SUA mg/dL<6 Pts. % SUA (1/6) 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 • All SAEs were successfully treated without further issues Disclosure of Interest: E. Sands, L. Johnston , W. DeHaan and T. Kishimoto are employees of Selecta Biosciences